Exhibit 24.1

POWER OF ATTORNEY

WHEREAS, Foster Wheeler AG, a Swiss corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements:

•    Form S-3 (Registration No. 333-155960),

•    Form S-3 (Registration No. 333-132618),

•    Form S-8 (Registration No. 33-34694),

•    Form S-8 (Registration No. 333-25945),

•    Form S-8 (Registration No. 33-59739),

•    Form S-8 (Registration No. 333-77125),

•    Form S-8 (Registration No. 333-88912),

•    Form S-8 (Registration No. 333-101524),

•    Form S-8 (Registration No. 333-119308),

•    Form S-8 (Registration No. 333-129078),

•    Form S-8 (Registration No. 333-129815), and

•    Form S-8 (Registration No. 333-134592),

in certain cases including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the “Post-Effective Amendments”), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of securities of the Company;

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Raymond J. Milchovich, Franco Baseotto and Peter J. Ganz, and each of them individually, the undersigned’s lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which such attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable such corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with the Post-Effective Amendments. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the name of the undersigned in the capacities indicated below to the Post-Effective Amendments (and each Prospectus contained therein), to any and all amendments and supplements thereto, and to any and all instruments or documents filed as part of or in conjunction with the Post-Effective Amendments or amendments or supplements thereof, and the undersigned hereby ratifies and confirms that all such attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 2nd day of February, 2009.

/s/ Raymond J. Milchovich
By: Raymond J. Milchovich
Title: Chairman and Chief Executive Officer

POWER OF ATTORNEY

WHEREAS, Foster Wheeler AG, a Swiss corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements:

•    Form S-3 (Registration No. 333-155960),

•    Form S-3 (Registration No. 333-132618),

•    Form S-8 (Registration No. 33-34694),

•    Form S-8 (Registration No. 333-25945),

•    Form S-8 (Registration No. 33-59739),

•    Form S-8 (Registration No. 333-77125),

•    Form S-8 (Registration No. 333-88912),

•    Form S-8 (Registration No. 333-101524),

•    Form S-8 (Registration No. 333-119308),

•    Form S-8 (Registration No. 333-129078),

•    Form S-8 (Registration No. 333-129815), and

•    Form S-8 (Registration No. 333-134592),

in certain cases including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the “Post-Effective Amendments”), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of securities of the Company;

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Raymond J. Milchovich, Franco Baseotto and Peter J. Ganz, and each of them individually, the undersigned’s lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which such attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable such corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with the Post-Effective Amendments. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the name of the undersigned in the capacities indicated below to the Post-Effective Amendments (and each Prospectus contained therein), to any and all amendments and supplements thereto, and to any and all instruments or documents filed as part of or in conjunction with the Post-Effective Amendments or amendments or supplements thereof, and the undersigned hereby ratifies and confirms that all such attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 2nd day of February, 2009.

/s/ Eugene D. Atkinson
By: Eugene D. Atkinson
Title: Director

POWER OF ATTORNEY

WHEREAS, Foster Wheeler AG, a Swiss corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements:

•    Form S-3 (Registration No. 333-155960),

•    Form S-3 (Registration No. 333-132618),

•    Form S-8 (Registration No. 33-34694),

•    Form S-8 (Registration No. 333-25945),

•    Form S-8 (Registration No. 33-59739),

•    Form S-8 (Registration No. 333-77125),

•    Form S-8 (Registration No. 333-88912),

•    Form S-8 (Registration No. 333-101524),

•    Form S-8 (Registration No. 333-119308),

•    Form S-8 (Registration No. 333-129078),

•    Form S-8 (Registration No. 333-129815), and

•    Form S-8 (Registration No. 333-134592),

in certain cases including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the “Post-Effective Amendments”), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of securities of the Company;

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Raymond J. Milchovich, Franco Baseotto and Peter J. Ganz, and each of them individually, the undersigned’s lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which such attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable such corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with the Post-Effective Amendments. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the name of the undersigned in the capacities indicated below to the Post-Effective Amendments (and each Prospectus contained therein), to any and all amendments and supplements thereto, and to any and all instruments or documents filed as part of or in conjunction with the Post-Effective Amendments or amendments or supplements thereof, and the undersigned hereby ratifies and confirms that all such attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 2nd day of February, 2009.

/s/ Steven J. Demetriou
By: Steven J. Demetriou
Title: Director

POWER OF ATTORNEY

WHEREAS, Foster Wheeler AG, a Swiss corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements:

•    Form S-3 (Registration No. 333-155960),

•    Form S-3 (Registration No. 333-132618),

•    Form S-8 (Registration No. 33-34694),

•    Form S-8 (Registration No. 333-25945),

•    Form S-8 (Registration No. 33-59739),

•    Form S-8 (Registration No. 333-77125),

•    Form S-8 (Registration No. 333-88912),

•    Form S-8 (Registration No. 333-101524),

•    Form S-8 (Registration No. 333-119308),

•    Form S-8 (Registration No. 333-129078),

•    Form S-8 (Registration No. 333-129815), and

•    Form S-8 (Registration No. 333-134592),

in certain cases including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the “Post-Effective Amendments”), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of securities of the Company;

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Raymond J. Milchovich, Franco Baseotto and Peter J. Ganz, and each of them individually, the undersigned’s lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which such attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable such corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with the Post-Effective Amendments. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the name of the undersigned in the capacities indicated below to the Post-Effective Amendments (and each Prospectus contained therein), to any and all amendments and supplements thereto, and to any and all instruments or documents filed as part of or in conjunction with the Post-Effective Amendments or amendments or supplements thereof, and the undersigned hereby ratifies and confirms that all such attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 2nd day of February, 2009.

/s/ Robert C. Flexon
By: Robert C. Flexon
Title: Director

POWER OF ATTORNEY

WHEREAS, Foster Wheeler AG, a Swiss corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements:

•    Form S-3 (Registration No. 333-155960),

•    Form S-3 (Registration No. 333-132618),

•    Form S-8 (Registration No. 33-34694),

•    Form S-8 (Registration No. 333-25945),

•    Form S-8 (Registration No. 33-59739),

•    Form S-8 (Registration No. 333-77125),

•    Form S-8 (Registration No. 333-88912),

•    Form S-8 (Registration No. 333-101524),

•    Form S-8 (Registration No. 333-119308),

•    Form S-8 (Registration No. 333-129078),

•    Form S-8 (Registration No. 333-129815), and

•    Form S-8 (Registration No. 333-134592),

in certain cases including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the “Post-Effective Amendments”), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of securities of the Company;

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Raymond J. Milchovich, Franco Baseotto and Peter J. Ganz, and each of them individually, the undersigned’s lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which such attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable such corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with the Post-Effective Amendments. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the name of the undersigned in the capacities indicated below to the Post-Effective Amendments (and each Prospectus contained therein), to any and all amendments and supplements thereto, and to any and all instruments or documents filed as part of or in conjunction with the Post-Effective Amendments or amendments or supplements thereof, and the undersigned hereby ratifies and confirms that all such attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 2nd day of February, 2009.

/s/ Jack A. Fusco
By: Jack A. Fusco
Title: Director

POWER OF ATTORNEY

WHEREAS, Foster Wheeler AG, a Swiss corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements:

•    Form S-3 (Registration No. 333-155960),

•    Form S-3 (Registration No. 333-132618),

•    Form S-8 (Registration No. 33-34694),

•    Form S-8 (Registration No. 333-25945),

•    Form S-8 (Registration No. 33-59739),

•    Form S-8 (Registration No. 333-77125),

•    Form S-8 (Registration No. 333-88912),

•    Form S-8 (Registration No. 333-101524),

•    Form S-8 (Registration No. 333-119308),

•    Form S-8 (Registration No. 333-129078),

•    Form S-8 (Registration No. 333-129815), and

•    Form S-8 (Registration No. 333-134592),

in certain cases including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the “Post-Effective Amendments”), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of securities of the Company;

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Raymond J. Milchovich, Franco Baseotto and Peter J. Ganz, and each of them individually, the undersigned’s lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which such attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable such corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with the Post-Effective Amendments. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the name of the undersigned in the capacities indicated below to the Post-Effective Amendments (and each Prospectus contained therein), to any and all amendments and supplements thereto, and to any and all instruments or documents filed as part of or in conjunction with the Post-Effective Amendments or amendments or supplements thereof, and the undersigned hereby ratifies and confirms that all such attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 2nd day of February, 2009.

/s/ Edward G. Galante
By: Edward G. Galante
Title: Director

POWER OF ATTORNEY

WHEREAS, Foster Wheeler AG, a Swiss corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements:

•    Form S-3 (Registration No. 333-155960),

•    Form S-3 (Registration No. 333-132618),

•    Form S-8 (Registration No. 33-34694),

•    Form S-8 (Registration No. 333-25945),

•    Form S-8 (Registration No. 33-59739),

•    Form S-8 (Registration No. 333-77125),

•    Form S-8 (Registration No. 333-88912),

•    Form S-8 (Registration No. 333-101524),

•    Form S-8 (Registration No. 333-119308),

•    Form S-8 (Registration No. 333-129078),

•    Form S-8 (Registration No. 333-129815), and

•    Form S-8 (Registration No. 333-134592),

in certain cases including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the “Post-Effective Amendments”), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of securities of the Company;

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Raymond J. Milchovich, Franco Baseotto and Peter J. Ganz, and each of them individually, the undersigned’s lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which such attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable such corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with the Post-Effective Amendments. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the name of the undersigned in the capacities indicated below to the Post-Effective Amendments (and each Prospectus contained therein), to any and all amendments and supplements thereto, and to any and all instruments or documents filed as part of or in conjunction with the Post-Effective Amendments or amendments or supplements thereof, and the undersigned hereby ratifies and confirms that all such attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 2nd day of February, 2009.

/s/ Stephanie Hanbury-Brown
By: Stephanie Hanbury-Brown
Title: Director

POWER OF ATTORNEY

WHEREAS, Foster Wheeler AG, a Swiss corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements:

•    Form S-3 (Registration No. 333-155960),

•    Form S-3 (Registration No. 333-132618),

•    Form S-8 (Registration No. 33-34694),

•    Form S-8 (Registration No. 333-25945),

•    Form S-8 (Registration No. 33-59739),

•    Form S-8 (Registration No. 333-77125),

•    Form S-8 (Registration No. 333-88912),

•    Form S-8 (Registration No. 333-101524),

•    Form S-8 (Registration No. 333-119308),

•    Form S-8 (Registration No. 333-129078),

•    Form S-8 (Registration No. 333-129815), and

•    Form S-8 (Registration No. 333-134592),

in certain cases including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the “Post-Effective Amendments”), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of securities of the Company;

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Raymond J. Milchovich, Franco Baseotto and Peter J. Ganz, and each of them individually, the undersigned’s lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which such attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable such corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with the Post-Effective Amendments. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the name of the undersigned in the capacities indicated below to the Post-Effective Amendments (and each Prospectus contained therein), to any and all amendments and supplements thereto, and to any and all instruments or documents filed as part of or in conjunction with the Post-Effective Amendments or amendments or supplements thereof, and the undersigned hereby ratifies and confirms that all such attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 2nd day of February, 2009.

/s/ Maureen B. Tart-Bezer
By: Maureen B. Tart-Bezer
Title: Director

POWER OF ATTORNEY

WHEREAS, Foster Wheeler AG, a Swiss corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements:

•    Form S-3 (Registration No. 333-155960),

•    Form S-3 (Registration No. 333-132618),

•    Form S-8 (Registration No. 33-34694),

•    Form S-8 (Registration No. 333-25945),

•    Form S-8 (Registration No. 33-59739),

•    Form S-8 (Registration No. 333-77125),

•    Form S-8 (Registration No. 333-88912),

•    Form S-8 (Registration No. 333-101524),

•    Form S-8 (Registration No. 333-119308),

•    Form S-8 (Registration No. 333-129078),

•    Form S-8 (Registration No. 333-129815), and

•    Form S-8 (Registration No. 333-134592),

in certain cases including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the “Post-Effective Amendments”), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of securities of the Company;

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Raymond J. Milchovich, Franco Baseotto and Peter J. Ganz, and each of them individually, the undersigned’s lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which such attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable such corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with the Post-Effective Amendments. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the name of the undersigned in the capacities indicated below to the Post-Effective Amendments (and each Prospectus contained therein), to any and all amendments and supplements thereto, and to any and all instruments or documents filed as part of or in conjunction with the Post-Effective Amendments or amendments or supplements thereof, and the undersigned hereby ratifies and confirms that all such attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 2nd day of February, 2009.

/s/ James D. Woods
By: James D. Woods
Title: Director